                                                                    Exhibit 10.2

                                 LOAN AGREEMENT


                                    between



                     INDIANA DEVELOPMENT FINANCE AUTHORITY


                                      and


                              STEEL DYNAMICS, INC.



                                  $21,400,000
                     Indiana Development Finance Authority
            Taxable Economic Development Revenue Bonds, Series 1995
                         (Steel Dynamics, Inc. Project)


                                     Dated

                                     as of


                                  May 1, 1995
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                                     INDEX

                   (This Index is not a part of the Agreement
                but rather is for convenience of reference only)

Preambles                                                               Page

ARTICLE I    DEFINITIONS............................................    2

Section 1.1. Use of Defined Terms...................................    2
Section 1.2. Definitions............................................    2
Section 1.3. Interpretation.........................................    4
Section 1.4. Captions and Headings..................................    5

ARTICLE II   REPRESENTATIONS, WARRANTIES AND COVENANTS..............    6

Section 2.1. Representations, Warranties and Covenants of the Issuer    6
Section 2.2. Representations, Warranties and Covenants of the
             Borrower...............................................    7

ARTICLE III  ACQUISITION AND EQUIPPING OF THE PROJECT;
             ISSUANCE OF THE BONDS..................................   10

Section 3.1. Acquisition and Equipping of the Manufacturing
             Facility; Title........................................   10
Section 3.2. Agreement to Issue Bonds; Application of Bond Proceeds.   10
Section 3.3. Disbursements from the Project Fund....................   10
Section 3.4. Establishment of Completion Date; Obligation of
             Borrower to Complete...................................   11
Section 3.5. Investment of Fund Moneys..............................   12

ARTICLE IV   LOAN BY ISSUER; REPAYMENT OF THE LOAN;
             LOAN PAYMENTS AND ADDITIONAL PAYMENTS..................   14

Section 4.1. Loan Repayment; Delivery of Note and Letter of Credit..   14
Section 4.2. Additional Payments....................................   15
Section 4.3. Place of Payments......................................   15
Section 4.4. Obligations Unconditional..............................   15
Section 4.5. Assignment of Agreement and Revenues...................   16
Section 4.6. Letter of Credit.......................................   16

ARTICLE V    ADDITIONAL AGREEMENTS AND COVENANTS....................   17

Section 5.1. Right of Inspection....................................   17
Section 5.2. Sale, Lease or Grant of Use by Borrower................   17


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Section 5.3. Indemnification........................................   17
Section 5.4. Assignment by Issuer...................................   18
Section 5.5. Borrower's Performance Under Indenture.................   18
Section 5.6. Maintenance of Project.................................   19
Section 5.7. Balance in the Debt Service Reserve Fund...............   19
Section 5.8. Reimbursement of Issuer for Deposits to
             Debt Service Reserve Fund..............................   19
Section 5.9  Acknowledgement of Prior Lien..........................   19

ARTICLE VI   REDEMPTION OF BONDS....................................   20

Section 6.1. Optional Redemption....................................   20
Section 6.2. Extraordinary Optional Redemption......................   20
Section 6.3. Actions by Issuer......................................   22
Section 6.4. Required Deposits for Optional Redemption..............   22
Section 6.5. Mandatory Redemption of Bonds..........................   22

ARTICLE VII  EVENTS OF DEFAULT AND REMEDIES.........................   23

Section 7.1. Events of Default......................................   23
Section 7.2. Remedies on Default....................................   24
Section 7.3. No Remedy Exclusive....................................   25
Section 7.4. Agreement to Pay Attorneys' Fees and Expenses..........   25
Section 7.5. No Waiver..............................................   26
Section 7.6. Remedies Subject to Bank's Direction...................   26
Section 7.7. Retained Rights of Issuer..............................   26

ARTICLE VIII MISCELLANEOUS..........................................   27

Section 8.1. Term of Agreement......................................   27
Section 8.2. Notices................................................   27
Section 8.3. Extent of Covenants of the Issuer; No Personal
             Liability..............................................   27
Section 8.4. Binding Effect.........................................   27
Section 8.5. Amendments and Supplements.............................   27
Section 8.6. Execution Counterparts.................................   28
Section 8.7. Severability...........................................   28
Section 8.8. Governing Law..........................................   28

Exhibit A - NOTE....................................................  A-1


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                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT is made and entered into as of May 1, 1995 between the INDIANA DEVELOPMENT FINANCE AUTHORITY, a body corporate and politic, duly organized and validly existing under the laws of the State of Indiana (the "Issuer"), and STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), under the circumstances summarized in the following recitals (the capitalized terms not defined above or in the recitals being used therein as defined in or pursuant to Article I hereof):

      A. Pursuant to the provisions of the laws of the State, including the Act, the Issuer plans to undertake the financing of certain economic development facilities as more fully described in the Indenture (the "Project"), by issuing its $21,400,000 Taxable Economic Development Revenue Bonds. Series 1995 (Steel Dynamics, Inc. Project) (the "Bonds").

      B. The Issuer intends to lend the proceeds of the sale of the Bonds to the Borrower to reimburse the Borrower for qualifying costs it incurred to acquire, construct and equip the Project.

      C. The Bonds will be issued under the terms of a Trust Indenture (the "Indenture") of even date herewith between the Issuer and NBD Bank, N.A., Indianapolis, Indiana, as trustee (the "Trustee"); and

      D. The Borrower's obligations to repay the loan are evidenced by this Agreement and the Borrower's execution and delivery to the Issuer of its promissory note (the "Note") concurrently herewith and are secured by certain Revenues described in the Indenture.

      E. The Borrower and the Issuer have full right and lawful authority to enter into this Agreement and to perform and observe the provisions hereof on their respective parts to be performed and observed.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto covenant, agree and bind themselves as follows (provided that any obligation of the Issuer created by or arising out of this Agreement shall not be a general debt on its part but shall be payable solely out of the Revenues):

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.1. Use of Defined Terms. Words and terms defined in the Indenture shall have the same meanings when used herein, unless the context or use clearly indicates another meaning or intent. In addition, the words and terms set forth in Section 1.2 hereof shall have the meanings set forth therein unless the context or use clearly indicates another meaning or intent.

      Section 1.2. Definitions. As used herein:

      "Additional Payments" means the amounts required to be paid by the Borrower pursuant to the provisions of Section 4.2 hereof.

      "Agreement" means this Loan Agreement, as amended or supplemented from time to time.

      "Bonds" means the Indiana Development Finance Authority Taxable Economic Development Revenue Bonds, Series 1995 (Steel Dynamics, Inc. Project) authorized in the Indenture, in the original principal amount of $21,400,000.

      "Completion Date" means the date of completion of the Project as certified pursuant to Section 3.4 hereof.

      "Cost of the Project" means the sum of the items authorized to be paid from the Project Fund pursuant to the provisions of (a) through (h) of Section
3.3 hereof.

      "Engineer" means an individual or firm selected by the Borrower and qualified to practice the profession of engineering or architecture under the laws of the State.

      "Event of Default" means any of the events described as an Event of Default in Section 7.1 hereof.

      "Force Majeure" means any of the causes, circumstances or events described as constituting Force Majeure in Section 7.1 hereof.

      "Indenture" means the Trust Indenture, dated as of even date herewith, between the Issuer and the Trustee, as amended or supplemented from time to time.

      "Loan" means the loan by the Issuer to the Borrower of the proceeds received from the sale of the Bonds.


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      "Loan Payment Date" means any date on which any of the Loan Payments are due and payable, whether at maturity, upon acceleration, call for redemption or prepayment, or otherwise.

      "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the Loan pursuant to the provisions of the Note and of Section 4.1 hereof and any additional amounts necessary to keep the Debt Service Reserve Fund Fully Funded or to reimburse the Issuer for any deposits made to keep the Debt Service Reserve Fund Fully Funded.

      "Manufacturing Facility" means the Borrower's scrap steel recycling mill and related facilities, including the Project, located near the City of Butler, in DeKalb County, Indiana.

      "Note" means the promissory note of the Borrower, dated as of even date with the Bonds, in the form attached hereto as Exhibit A and in the principal amount of $21,400,000 evidencing the obligation of the Borrower to make Loan Payments.



      "Notice Address" means:

      (a)   As to the Issuer:   Indiana Development Finance Authority
                                One North Capitol, Suite 320
                                Indianapolis, Indiana 46204

                                Attention:  Executive Director

      (b)   As to the Borrower: Steel Dynamics, Inc.
                                4500 County Road 59
                                Butler, Indiana 46721

                                Attention:  Tracy Shellabarger
                                Chief Financial Officer

      (c)   As to the Trustee:  NBD Bank, N.A.
                                One Indiana Square, Suite 836
                                Indianapolis, Indiana 46266

                                Attention: Corporate Trust Department


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      (d)   As to the Bank:        National City Bank, Indiana
                                   101 West Washington, Suite 200 E
                                   Indianapolis, Indiana 46255

                                   Attention: Reagan Rick

      (e)   As to the Underwriter: McDonald & Company Securities, Inc.
                                   800 Superior Avenue, Suite 2100
                                   Cleveland, Ohio 44114-2603

                                   Attention: David Stickler

or such additional or different address, notice of which is given under Section
8.2 hereof.

      "Trustee" means the Trustee at the time acting as such under the Indenture, originally NBD Bank, N.A. as Trustee, and any successor Trustee as determined or designated under or pursuant to the Indenture.

      "Unassigned Issuer's Rights" means all of the rights of the Issuer to receive Additional Payments under Section 4.2 hereof, to be held harmless and indemnified under Section 5.3 hereof, to be reimbursed for attorney's fees and expenses under Section 7.4 hereof, to sue for and collect payments due the Issuer under the Note or the Loan Agreement under Section 5.8 in the manner provided under Section 7.2(a) and to give or withhold consent to amendments, changes, modifications, alterations and termination of this Agreement under
Section 8.5 hereof.

      "Underwriter" means McDonald & Company Securities, Inc., as the original purchaser of the Bonds.

      Section 1.3. Interpretation. Any reference herein to the Issuer or to any member or officer of the Issuer includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their respective functions.

      Any reference to a section or provision of the Constitution of the State or the Act, or to a section, provision or chapter of the Indiana Code or to any statute of the United States of America, includes that section, provision, chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no amendment, modification, revision, supplement or superseding section, provision, chapter or statute shall be applicable solely by reason of this provision if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee, the Bank or the Borrower under this Agreement.

      Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa; the terms "hereof", "hereby", "herein", "hereto", "hereunder"


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and similar terms refer to this Agreement; and the term "hereafter" means after, and the term "heretofore" means before, the date of delivery of the Bonds. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

      Section 1.4. Captions and Headings. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.


                               (End of Article I)


                                       -5-
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                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.1. Representations, Warranties and Covenants of the Issuer. The Issuer represents and warrants that:

            (a) It is a duly organized and validly existing body corporate and politic under the laws of the State:

            (b) It has full legal right, power and authority pursuant to the Act to finance the Project through the issuance of the Bonds; has made the necessary findings of public purpose, has given any necessary notices and has taken all other steps and followed all procedures required by the Constitution and laws of the State (including the Act) in connection therewith; and has full legal right, power and authority to (i) enter into this Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations and the Indenture, (ii) execute the Official Statement, (iii) issue, sell and deliver the Bonds, and (iv) carry out and consummate all other transactions contemplated by this Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations and the Indenture.

            (c) It has duly authorized (i) the execution, delivery and performance of its obligations under this Agreement, the Bonds, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations and the Indenture, and (ii) the execution of the Official Statement, and (iii) the taking of any and all such actions as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by such instruments.

            (d) This Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations and the Indenture constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms: this Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations, the Official Statement and the Indenture have been duly authorized and executed by the Issuer; and. when authenticated by the Trustee in accordance with the provisions of the Indenture, the Bonds will have been duly authorized, executed, issued and delivered and will constitute legal, valid and binding special obligations of the Issuer in conformity with the provisions of the Act and the Constitution of the State.

            (e) There is no action, suit, proceeding, inquiry, or investigation at law or in equity or before or by any court, public board or body, pending or, to the best of the knowledge of the Issuer, threatened against the Issuer, nor to the best of the knowledge of the Issuer is there any basis therefor, which in any manner questions the validity of the Act, the powers of the Issuer referred to in paragraph (b) above or the validity of any proceedings taken by the Issuer in connection with the issuance of the Bonds or wherein


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
      any unfavorable decision, ruling or finding could materially adversely affect the transactions contemplated by this Agreement or which, in any way, would adversely affect the validity or enforceability of the Bonds, this Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Letter of Representations or the Indenture (or of any other instrument required or contemplated for use in consummating the transactions contemplated thereby and hereby).

            (f) The execution and delivery by the Issuer of this Agreement, the Reimbursement Agreement, the Bonds, the Bond Purchase Agreement, the Letter of Representations, the Official Statement and the Indenture in compliance with the provisions of each of such instruments will not conflict with or constitute a breach of, or default under, any material commitment, agreement or other instrument to which the Issuer is a party or by which it is bound, or under any provision of the Act, the Constitution of the State or any existing law, rule, regulation, ordinance, judgment, order or decree to which the Issuer is subject.

            (g) The Issuer will do or cause to be done all things necessary, so far as lawful, to preserve and keep in full force and effect its existence or to assure the assumption of its obligations under this Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Indenture, the Letter of Representations and the Bonds by any successor public body.

      Section 2.2. Representations, Warranties and Covenants of the Borrower. The Borrower represents, warrants and covenants that:

            (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Indiana, is duly qualified to conduct business in the State and has full corporate power and authority to execute, deliver and perform this Agreement, the Bond Purchase Agreement, the Reimbursement Agreement, the Letter of Representations and the Note and to enter into and carry out the transactions contemplated by those documents: that execution, delivery and performance do not, and will not, violate any provision of law applicable to the Borrower or its Articles of Incorporation or By-laws and do not, and will not, conflict with or result in a default under any agreement or instrument to which the Borrower is a party or by which the Borrower is bound. This Agreement, the Bond Purchase Agreement, the Reimbursement Agreement, the Letter of Representations and the Note, by proper corporate action, have been duly authorized, executed and delivered by the Borrower and are valid and binding obligations of the Borrower.

            (b) The financing of the Project by the Issuer for the Borrower has constituted an inducement to the Borrower to locate the Manufacturing Facility in the State. The Manufacturing Facility will increase employment opportunities within the State of Indiana. The Manufacturing Facility will be operated and maintained in such manner as to conform in all material respects with all applicable zoning, planning, building, health,


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
      environmental and other applicable governmental rules and regulations and as to be consistent with the Act.

            (c) Except as previously disclosed in the Official Statement, no litigation at law or in equity nor any proceeding before any governmental agency or other tribunal involving the Borrower is pending or, to the knowledge of the Borrower, threatened, in which any liability of the Borrower is not adequately covered by insurance or in which any judgment or order would have a material and adverse effect upon the business or assets of the Borrower or would materially and adversely affect the operation of the Project, the validity of this Agreement, the Bond Purchase Agreement, the Reimbursement Agreement, the Letter of Representations and the Note or the performance of the Borrower's obligations thereunder or the transactions contemplated hereby.

            (d) The Borrower has not made and will not make any changes to the Project or to the operation thereof which would affect the qualification of the Project under the Act.

            (e) The Borrower has obtained or will obtain at the proper times all consents, approvals, authorizations and orders, of any governmental or regulatory authority that are required to be obtained by the Borrower as a condition precedent to the issuance of the Bonds, the execution and delivery of the Reimbursement Agreement, this Agreement or the Note and the performance by the Borrower of its obligations thereunder, and that are required for the operation of the Project.

            (f) The Borrower has taken all necessary action required to make the Reimbursement Agreement, this Agreement and the Note the valid obligations of the Borrower which they purport to be; when executed and delivered by the parties thereto, the Reimbursement Agreement, this Agreement and the Note will constitute valid and binding agreements of the Borrower and will be enforceable against the Borrower in accordance with their respective terms subject to the provisions of bankruptcy and similar laws and to equitable principles.

            (g) The Borrower is not in default in the payment of principal of, or interest on, any of the Borrower's indebtedness for borrowed money, or in default under any instrument under which, or subject to which, any indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any agreement involving the Borrower that, with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder, which default would individually or in the aggregate have a material and adverse effect upon the business or assets of the Borrower or would materially and adversely affect the operation of the Project, the validity of this Agreement, the Bond Purchase Agreement, the Reimbursement Agreement, the Letter


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      of Representations and the Note or the performance of the Borrower's obligations thereunder or the transactions contemplated hereby.


                              (End of Article II)


                                      -9-
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                                  ARTICLE III

                   ACQUISITION AND EQUIPPING OF THE PROJECT:
                             ISSUANCE OF THE BONDS


      Section 3.1. Acquisition and Equipping of the Manufacturing Facility; Title. The Borrower agrees that it will acquire, construct and equip the Manufacturing Facility. To the extent applicable and available, any plans and specifications for any construction of the Project, including any and all supplements, amendments and additions (or deletions) thereto (or therefrom), shall be made available to the Issuer, the Trustee and the Bank on written request.

      Section 3.2. Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds to finance a portion of the cost of the Project, as provided in Section 4.1 hereof, the Issuer agrees that it will simultaneously with the execution hereof issue, sell and cause to be delivered to the purchasers thereof, the Bonds in the aggregate principal amount of $21,400,000 bearing interest, maturing and subject to prior redemption as set forth in the Indenture. The Issuer will thereupon lend the proceeds of the Bonds to the Borrower by causing the deposit of the proceeds of the Bonds as provided by the Indenture.

      Section 3.3. Disbursements from the Project Fund. The Issuer authorizes and directs the Trustee, upon compliance with the Indenture, to disburse the moneys in the Project Fund to or on behalf of the Borrower for all advances and payments made with respect to any preliminary expenditures, subject to the provisions of Section 3.4 hereof, for the purposes set forth below, and for no other purposes:

      (a) Payment or reimbursement to the Borrower of such amounts, if any, as shall be necessary to reimburse the Borrower in full for expenditures in connection with the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof) and the acquisition, construction and equipping of the Project.

      (b) Payment or reimbursement of any legal, financial and accounting fees and expenses, the established administrative fees and expenses of the Issuer, costs of the execution and filing of any instruments and the preparation of all other documents in connection therewith, and payment or reimbursement of all fees, costs and expenses for the preparation of this Agreement, the Reimbursement Agreement, the Letter of Credit, the Indenture, the Bond Purchase Agreement, the Official Statement and the Bonds, including, without limitation, any costs of issuing the Bonds.

      (c) Payment or reimbursement for labor, services, materials and supplies used or furnished in the acquisition, construction and equipping of the Project, all as provided in the plans, specifications and work orders therefor, payment or reimbursement for the cost of the acquisition, construction and equipping of utility services or other facilities and the acquisition


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
and installation of all real and personal property deemed necessary in connection with the Project and payment or reimbursement for the miscellaneous capitalized expenditures incidental to any of the foregoing items.

      (d) Payment or reimbursement of the fees, if any, for architectural, engineering, legal, investment banking and supervisory services with respect to the Project.

      (e) To the extent not paid by a contractor for construction or installation with respect to any part of the Project, payment or reimbursement of the premiums on all insurance required to be taken out and maintained prior to the Completion Date, if any.

      (f) Payment of interest on the Bonds, the taxes, assessments, and other charges, if any, that may become payable prior to the Completion Date with respect to the Project, or reimbursement thereof if paid by the Borrower.

      (g) Payment or reimbursement of expenses incurred in seeking to enforce any remedy against any supplier, conveyor, grantor, contractor or subcontractor in respect of any default under a contract relating to the Project.

      (h)   Payment or reimbursement of any other costs permitted by the Act.

      All moneys remaining in the Project Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) to (h), inclusive, of this Section 3.3, shall at the direction of the Borrower be used in accordance with Section 3.4 hereof.

      Each of the payments referred to in this Section 3.3 shall be made upon receipt by the Trustee of a written requisition (substantially in the form set forth in Exhibit B to the Indenture) signed by the Authorized Borrower Representative stating with respect to each payment to be made: (i) the requisition number, (ii) the name, address and taxpayer identification number of the person, firm or corporation to whom payment is due, (iii) the amount to be paid, (iv) that each obligation mentioned therein has been properly incurred, is a proper charge against the Project Fund and has not been the basis of any previous withdrawal, (v) that the amount remaining in the Project Fund after the withdrawal in question is made, the reasonable estimate of investment income thereon, plus funds of the Borrower available for such purpose will, after payment of the amounts then requested, be sufficient to pay the cost of completing the Project, and (vi) in the case of subsection (h), stating that such costs are costs permitted to be paid under the Act.

      Section 3.4. Establishment of Completion Date; Obligation of Borrower to Complete. The Completion Date shall be evidenced to the Trustee, the Issuer and the Bank by a certificate signed by the Authorized Borrower Representative, stating the Cost of the Project and stating that the acquisition and equipping of the Project has been completed substantially in accordance with the plans, specifications and work orders therefor and all labor, services, materials and supplies used in such acquisition, renovation, expansion and equipping have been paid for, and all costs and expenses incurred in connection therewith (other than costs and expenses for which the Borrower has withheld payment) have been paid. If the Borrower withholds the payment of any such cost or expense of the Project, the certificate shall state the amount of such withholding and the reason therefor. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

      Within ten (10) days after the delivery by the Authorized Borrower Representative of the certificate evidencing the Completion Date, the Trustee shall retain in the Project Fund a sum equal to the amounts necessary for payment of Costs of the Project not then due and payable or the liability for which the Borrower is contesting as set forth in said certificate. Any amount not so retained in the Project Fund for such costs, and all amounts so retained but not subsequently used and for which notice of such failure of use has been given by the Borrower to the Trustee, shall be segregated by the Trustee and used by the Trustee, at the direction of the Authorized Borrower Representative,
(a) to redeem Bonds on the earliest redemption date permitted by the Indenture for which no prepayment premium or penalty pertains, or, at the option of the Borrower, at an earlier redemption date (provided that, in neither event shall such amounts be used to pay interest or premium on the Bonds in connection with such redemption), (b) to purchase Bonds on the open market prior to such redemption date (provided that, if Bonds are purchased at an amount in excess of the principal amount thereof, the Borrower shall pay such excess out of other funds) for the purpose of cancellation, or (c) for any other purpose, provided that the Trustee is furnished with an opinion of Bond Counsel to the effect that such use is lawful under the Act. The Issuer agrees to cooperate with the Trustee and take all required action necessary to redeem the Bonds or to accomplish any other purpose contemplated by this Section 3.4.

      In the event the moneys in the Project Fund available for payment of the Cost of the Project should not be sufficient to pay the costs thereof in full, the Borrower agrees to pay directly the costs of completing the Project as may be in excess of the moneys available therefor in the Project Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund and which, under the provisions of this Agreement, will be available for payment of a portion of the Cost of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Borrower agrees that if after exhaustion of the moneys in the Project Fund the Borrower should pay any portion of the Cost of the Project pursuant to the provisions of this Section 3.4, they shall not be entitled to any reimbursement therefor from the Issuer, from the Trustee or from the Bank, nor shall they be entitled to any diminution of the amounts payable under
Section 4.2 hereof or under the Note.

      Section 3.5. Investment of Fund Moneys. At the written or oral direction (promptly confirmed in writing) of the Authorized Borrower Representative and subject to Section 5.08 of the Indenture, any moneys held as part of the Bond Fund (except moneys held for purposes of defeasing the Bonds pursuant to Article IX of the Indenture), the Project Fund and the Debt Service Reserve Fund shall be invested or reinvested by the Trustee in Eligible Investments.


                              (End of Article III)

                                   ARTICLE IV

                     LOAN BY ISSUER; REPAYMENT OF THE LOAN;
                     LOAN PAYMENTS AND ADDITIONAL PAYMENTS

      Section 4.1. Loan Repayment; Delivery of Note and Letter of Credit. Upon the terms and conditions of this Agreement, the Issuer will make the Loan to the Borrower. In consideration of and in repayment of the Loan, the Borrower shall make, as Loan Payments, payments sufficient in time and amount to pay when due all Bond Service Charges and any other payments described in the Note, all as more particularly provided in the Note. The Note shall be executed and delivered by the Borrower concurrently with the execution and delivery of this Agreement. All Loan Payments shall be paid to the Trustee in accordance with the terms of the Note for the account of the Issuer and shall be held and applied in accordance with the provisions of the Indenture and this Agreement. To the extent payments have been made with respect to Bond Service Charges pursuant to draws upon the Letter of Credit and the Borrower has reimbursed the Bank for such draws or has reimbursed the Issuer for payments made by the Issuer to the Bank under the Reimbursement Agreement, the Borrower shall receive a credit against its obligation to make Loan Payments under this Agreement and the Note.

      On June 15, 1995, the Borrower shall deposit with the Trustee for deposit into the Bond Fund an amount equal to one-ninth (1/9) of the interest on the Bonds due on the first Interest Payment Date (February 15, 1996), and an amount equal to one-fifteenth (1/15) of the principal amount due on August 15, 1996. From July 15, 1995 to February 15, 1996, the Borrower shall deposit with the Trustee for deposit into the Bond Fund on the fifteenth day of each month an amount equal to one-ninth (1/9) of the interest due on the Bonds on February 15, 1996, and from July 15, 1995 to August 15, 1996, the Borrower shall deposit with the Trustee for deposit into the Bond Fund on the fifteenth day of each month an amount equal to one-fifteenth (1/15) of the principal due on the Bonds on August 15, 1996. After February 15, 1996, the Borrower shall deposit with the Trustee for deposit into the Bond Fund on the fifteenth day of each month an amount equal to one-sixth (1/6) of the interest on all Outstanding Bonds on the next succeeding Interest Payment Date. After August 15, 1996, the Borrower shall deposit with the Trustee for deposit into the Bond Fund on the fifteenth day of each month an amount equal to one-twelfth (1/12) of the principal amount due on the Bonds, whether at maturity or due to mandatory sinking fund redemption, on the next succeeding August 15. All such payments are subject to the credits against such payments as hereinafter described. In calculating the amount of the deposit to be made by the Borrower immediately preceding an Interest Payment Date, the Trustee shall take into account the then existing balance in the Bond Fund and any investment earnings anticipated to be released from the Debt Service Reserve Fund for deposit into the Bond Fund before or on such Interest Payment Date. The Borrower shall notify the Issuer and the Bank in writing prior to the date such deposits are due if the Borrower believes for any reason that it will not be able to make the monthly deposits when due.

      Upon payment in full, in accordance with the Indenture, of the Bond Service Charges on the Bonds, whether at maturity or by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the provisions of the Indenture, and upon payment in full of amounts owed by the Borrower to the Issuer or the Trustee under the Loan Agreement and the Note, (i) the Note shall be deemed fully paid, the obligations of the Borrower thereunder shall be terminated and the Note shall be surrendered by the Trustee to the Borrower, and shall be canceled by the Borrower, or (ii) an appropriate notation shall be endorsed thereon evidencing the date and amount of the principal payment or prepayment equal to the Bonds so paid, or with respect to which provision for payment has been made, and the Note shall be surrendered by the Trustee to the Borrower for cancellation if all Bonds shall have been paid (or provision made therefor) and canceled as aforesaid. Unless the Borrower is entitled to a credit under express terms of this Agreement or the Note, all payments on the Note shall be in the full amount required thereunder.

      Except for such interest of the Borrower and the Bank as may hereafter arise pursuant to Section 5.10 or 5.11 of the Indenture, the Borrower and the Issuer each acknowledge that neither the Borrower nor the Issuer has any interest in the Bond Fund and any moneys deposited therein shall be in the custody of and held by the Trustee in trust for the benefit of the Holders and, to the extent of amounts due under the Reimbursement Agreement, the Bank.

      Section 4.2. Additional Payments. The Borrower shall pay to the Issuer, as Additional Payments hereunder, any and all reasonable costs and expenses incurred or to be paid by the Issuer in connection with the issuance and delivery of the Bonds or otherwise related to actions taken by the Issuer under this Agreement, the Bond Purchase Agreement or the Indenture.

      The Borrower shall pay to the Trustee its Ordinary and Extraordinary Fees and Expenses, reasonable fees, charges and expenses (including payment of reasonable fees, charges and expenses of its counsel or agents) for acting as such under the Indenture.

      Any payments under this Section not paid to reimburse the Issuer when due shall bear interest at the Prime Rate plus two and one-half percent (2.5%) per annum commencing 15 days after the Trustee or the Issuer has notified the Borrower that such amount is due.

      Section 4.3. Place of Payments. The Borrower shall make all Loan Payments directly to the Trustee at its principal corporate trust office. Additional Payments shall be made directly to the person or entity to whom or to which they are due.

      Section 4.4. Obligations Unconditional. The obligations of the Borrower to make Loan Payments, Additional Payments and any payments required of the Borrower under Section 6.03 of the Indenture shall be absolute and unconditional, and the Borrower shall make such payments without abatement, diminution or deduction regardless of any cause or circumstances whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the Borrower may have or assert against the Issuer, the Trustee, any Paying Agent or Authenticating Agent, the Bank or any other Person; provided that the Borrower may contest or dispute the amount of any such obligation (other than Loan Payments) so long as such contest or dispute does not result in an Event of Default under the Indenture.

      Section 4.5. Assignment of Agreement and Revenues. To secure the payment of Bond Service Charges, the Issuer shall assign to the Trustee, by the Indenture, all its right, title and interest in and to the Revenues, the Agreement and the Note (except for Unassigned Issuer's Rights). The Borrower hereby agrees and consents to that assignment.

      Section 4.6. Letter of Credit. Simultaneously with the initial delivery of the Bonds pursuant to the Indenture and the Bond Purchase Agreement, the Borrower shall cause the Bank to issue and deliver the Letter of Credit to the Trustee. The Letter of Credit may be replaced by an Alternate Letter of Credit complying with the provisions of Section 5.12 of the Indenture. The Borrower shall take whatever action may be necessary to maintain the Letter of Credit or an Alternate Letter of Credit in full force and effect during the period required by the Indenture, including the payment to the Bank of all amounts due and payable under the Reimbursement Agreement.


                              (End of Article IV)

                                   ARTICLE V

                      ADDITIONAL AGREEMENTS AND COVENANTS

      Section 5.1. Right of Inspection. Subject to reasonable security and safety regulations and upon seven days' written notice, the Issuer, the Bank and the Trustee, and their respective agents, shall have the right during normal business hours to inspect the Project.

      Section 5.2. Sale, Lease or Grant of Use by Borrower. Subject to the provisions of the Reimbursement Agreement, the other Loan Instruments, as defined therein, and any lease or other agreement to which the Borrower is a party or by which it is bound and with the written consent of the Issuer, which consent shall not be unreasonably withheld, the Borrower may sell, lease or grant the right to occupy and use the Project, in whole or in part, to others, provided that;

            (a) No such sale, lease or grant shall impair materially the purposes of the Act to be accomplished by operation of the Project as herein provided.

            (b) There shall be delivered to the Trustee and the Bank an opinion of Bond Counsel addressed to the Trustee and the Bank, in form and substance reasonably acceptable to the Trustee, to the effect that such sale, assignment or leasing shall not adversely affect the validity of the Bonds under the Act;

            (c) The purchaser, assignee, lessee or transferee shall assume in writing all obligations of the Borrower under this Agreement, the Note and the Reimbursement Agreement or the Borrower maintains its ability to satisfy its obligations under this Agreement, the Note and the Reimbursement Agreement to the satisfaction of the Issuer; and

            (d) There shall be delivered to the Trustee a copy of such document containing the prior written approval of the Bank.

      Section 5.3. Indemnification. The Borrower releases the Issuer from, agrees that the Issuer shall not be liable for, and shall indemnify the Issuer against, all liabilities, claims, costs and expenses, including attorneys fees and expenses, imposed upon, incurred or asserted against the Issuer on account of; (a) any loss or damage to property or injury to or death of or loss by any person that may be occasioned by any cause whatsoever pertaining to the construction, maintenance, operation and use of the Project; (b) any breach or default on the part of the Borrower in the performance of any covenant or agreement of the Borrower under this Agreement, the Reimbursement Agreement, the Note or any related document, or arising from any act or failure to act by the Borrower, or any of the Borrower's agents, contractors, servants, employees or licensees; (c) the authorization, issuance, sale, trading, redemption or servicing of the Bonds, and the provision of any information or certification furnished in connection therewith concerning the Bonds, the Project or the Borrower including, without limitation, the

Official Statement (other than information excluded in Section 11 (c)(i) of the Bond Purchase Agreement) and information furnished by the Borrower for, and included in, or used as a basis for preparation of, any certifications, information statements or reports furnished by the Issuer; and (d) any claim, action or proceeding brought with respect to the matters set forth in (a), (b), or (c) above.

      The Borrower agrees to indemnify the Trustee for, and to hold it harmless against, all liabilities, claims, costs and expenses incurred without negligence or willful misconduct on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Agreement, the Bonds, the Letter of Credit, the Note or the Indenture, or any action taken at the request of or with the consent of the Borrower, including the costs and expenses of the Trustee in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Agreement, the Bonds, the Indenture, the Reimbursement Agreement, the Letter of Credit or the Note.

      In case any action or proceeding is brought against the Issuer or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity promptly shall give notice of that action or proceeding to the Borrower, and the Borrower upon receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Borrower from any of the Borrower's obligations under this Section unless that failure materially prejudices the defense of the action or proceeding by the Borrower. At the Borrower's expense, an indemnified party may employ separate counsel and participate in the defense. The Borrower shall not be liable for any settlement made without the Borrower's consent.

      The indemnification set forth above is intended to and shall include the indemnification of all affected officials, directors, officers, agents and employees of the Issuer and the Trustee, respectively. That indemnification is intended to and shall be enforceable by the Issuer and the Trustee, respectively, to the full extent permitted by law.

      Section 5.4. Assignment by Issuer. Except for the assignment of this Agreement to the Trustee, the Issuer shall not attempt to further assign, transfer or convey its interest in the Revenues, the Note or this Agreement or create any pledge or lien of any form or nature with respect to the Revenues or the payments hereunder.

      Section 5.5. Borrower's Performance Under Indenture. The Borrower has examined the Indenture and approves the form and substance of, and agrees to be bound by, its terms. The Borrower, for the benefit of the Issuer and each Bondholder, shall do and perform all acts and things required or contemplated in the Indenture to be done or performed by the Borrower. The Borrower is a third party beneficiary of certain provisions of the Indenture, and Section 8.05 of the Indenture is hereby incorporated herein by reference.

      Section 5.6. Maintenance of Project. The Borrower shall keep and maintain or make arrangements with others to maintain the Project in good order and condition and in rentable and tenantable state of repair, and will make or make arrangements with others to make, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen.

      Section 5.7. Balance in the Debt Service Reserve Fund. At any time that the Debt Service Reserve Fund is less than Fully Funded and the Borrower has received notice of such deficiency from the Trustee pursuant to Section 5.06 of the Indenture, the Borrower shall deposit moneys into the Debt Service Reserve Fund as required under the Indenture so that it is Fully Funded.

      Section 5.8. Reimbursement of Issuer for Deposits to Debt Service Reserve Fund or Payments Made Under the Reimbursement Agreement. The Borrower shall promptly reimburse the Issuer for any deposits made to the Debt Service Reserve Fund by the Issuer or the State in order to maintain the Debt Service Reserve Fund as Fully Funded or for any payments made by the Issuer or the State to the Bank under the Reimbursement Agreement. In addition, the Borrower shall pay the Issuer, interest on such deposit or payment from the date of the deposit or payment to the date of reimbursement at a rate equal to the highest interest rate on the Note plus two percent (2%).

      Section 5.9. Acknowledgement of Prior Lien. The Issuer, and, by its acceptance of the assignment by the Issuer of this Agreement, the Trustee acknowledge that the Project and substantially all of the Manufacturing Facility are and will be subject to a prior lien in favor of certain lenders of the Borrower and that such lien, and the rights of such lenders with respect to the Project and the Manufacturing Facility in connection with such lien (both before and after any foreclosure or deed in lieu of foreclosure), shall not be subject to or affected by the terms and provisions of this Loan Agreement, the Indenture or any of the other documents delivered in connection herewith or therewith.

      Section 5.10. Extension of Letter of Credit. Prior to the time that the Bonds are subject to optional redemption at 100% of the principal amount thereof pursuant to Section 4.01(c) of the Indenture, the Borrower agrees to request an extension of the Letter of Credit pursuant to Paragraph 8 thereof.


                               (End of Article V)

                                   ARTICLE VI

                              REDEMPTION OF BONDS

      Section 6.1. Optional Redemption. Provided no Event of Default shall have occurred and be continuing, at any time and from time to time, the Borrower may deliver moneys to the Trustee in addition to Loan Payments or Additional Payments required to be made and direct the Trustee to use the moneys so delivered for the purpose of purchasing Bonds or of reimbursing the Bank for drawings on the Letter of Credit used to redeem Bonds called for optional redemption in accordance with and subject to the limitations set forth in the applicable provisions of the Indenture.

      Section 6.2. Extraordinary Optional Redemption. (a) The Borrower shall have, subject to the conditions hereinafter imposed, the option to direct the redemption of the entire unpaid principal balance of the Bonds in accordance with the applicable provisions of the Indenture upon the occurrence of any of the following events:

            (i) The Manufacturing Facility shall have been damaged or destroyed to such an extent that (A) it cannot reasonably be expected to be restored, within a period of six months, to the condition thereof immediately preceding such damage or destruction or (B) its normal use and operation is reasonably expected to be prevented for a period of six consecutive months;

            (ii) Title to, or the temporary use of, all or a significant part of the Manufacturing Facility shall have been taken under the exercise of the power of eminent domain (A) to such extent that the Manufacturing Facility cannot reasonably be expected to be restored within a period of six months to a condition of usefulness comparable to that existing prior to the taking or (B) as a result of the taking, normal use and operation of the Manufacturing Facility is reasonably expected to be prevented for a period of six consecutive months;

            (iii) As a result of any changes in the Constitution of the State, the constitution of the United States of America, or state or federal laws, or as a result of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Issuer, the Trustee or the Borrower in good faith, this Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in this Agreement, or if unreasonable burdens or excessive liabilities shall have been imposed with respect to the Manufacturing Facility or the operation thereof, including, without limitation, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of this Agreement other than ad valorem taxes presently levied upon privately owned property used for the same general purpose as the Manufacturing Facility; or

            (iv) Changes in the economic availability of raw materials, operating supplies, energy sources or supplies, or facilities (including, but not limited to, facilities in connection with the disposal of industrial wastes) necessary for the operation of the Manufacturing Facility shall have occurred or technological or other changes shall have occurred which the Borrower cannot reasonably overcome or control and which in the Borrower's reasonable judgment render the operation of the Project uneconomic.

      The Borrower also shall have the option, in the event that title to or the temporary use of a portion of the Manufacturing Facility shall be taken under the exercise of the power of eminent domain, even if the taking is not of such nature as to permit the exercise of the redemption option upon an event specified in clause (ii) above, to direct the redemption, at a redemption price of 100% of the principal amount thereof prepaid, plus accrued interest to the redemption date, of that part of the principal balance of the Outstanding Bonds as may be payable from the proceeds received by the Borrower (after the payment of costs and expenses incurred in the collection thereof) in the eminent domain proceeding, provided that any such optional redemption shall be in a principal amount of $100,000 or any integral multiple thereof, and provided further that the Borrower shall furnish to the Issuer, the Bank and the Trustee a certificate of an Engineer stating that (A) the property comprising the part of the Manufacturing Facility taken is not essential to continued operations of the Project in the manner existing prior to that taking, (B) the Project has been restored to a condition substantially equivalent to that existing prior to the taking, or (C) other improvements have been acquired or made which are suitable for the continued operation of the Manufacturing Facility. Any proceeds remaining after redemption of the Bonds under this paragraph shall be deposited by the Trustee to the Bond Fund and applied to the then current mandatory staking fund requirement or to reimburse the Bank for draws on the Letter of Credit to satisfy such reimbursement.

      To exercise any option under this Section, the Borrower within 90 days following the event authorizing the exercise of that option, or at any time during the continuation of the condition referred to in clause (iv) of the first paragraph of this Section, shall give notice to the Issuer and to the Trustee specifying the date of redemption, which date shall be not more than ninety days from the date that notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption.

      The rights and options granted to the Borrower in this Section may be exercised whether or not the Borrower is in default hereunder; provided, that such default will not relieve the Borrower from performing those actions which are necessary to exercise any such right or option granted hereunder.

      (b) At any time that the Borrower (i) is three months delinquent on payments under the Note, (ii) fails to maintain the Debt Service Reserve Fund under the Indenture as Fully Funded, after receipt of notice of such deficiency from the Trustee pursuant to Section 5.06 of the Indenture, (iii) is delinquent on payments under the Note on any Interest Payment Date; or (iv) fails to promptly reimburse the Issuer for any deposits to the Debt Service Reserve Fund, the Issuer shall have the option, on or after August 15, 2005, to direct the redemption of the entire unpaid principal balance of the Bonds (in accordance with the applicable terms of the Indenture), after giving notice to the Borrower and to the Trustee specifying the date of redemption, which date shall be not more than ninety days from the date the notice is mailed and shall make arrangements with the Trustee for the giving of the required notice of redemption.

      Section 6.3. Actions by Issuer. At the request of the Borrower or the Trustee, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI.

      Section 6.4. Required Deposits for Optional Redemption. Except with the prior written consent of the Bank, the Trustee shall not give notice of call to the Holders pursuant to the optional redemption provisions of Section 4.01 of the Indenture and Sections 6.1 and 6.2(a) hereof unless prior to the date by which the call notice is to be given there shall be on deposit with the Trustee Eligible Funds sufficient to redeem at the redemption price thereof, including interest accrued to the redemption date, all Bonds for which notice of redemption is to be given.

      All amounts paid by the Borrower pursuant to this Article which are used to pay principal of, premium, if any, or interest on the Bonds, or to reimburse the Bank or the Issuer for payments made to the Bank as reimbursements for moneys drawn under the Letter of Credit and used for such purposes, shall constitute prepaid Loan Payments. No moneys drawn under the Letter of Credit shall be used to pay any portion of the premium on the Bonds.

      Section 6.5. Mandatory Redemption of Bonds. If, as provided in the Bonds and the Indenture, the Bonds become subject to mandatory redemption for any reason the Borrower shall deliver or cause to be delivered to the Trustee, upon the date requested by the Trustee, moneys sufficient to pay in full the Bonds in accordance with the mandatory redemption provisions relating thereto set forth in the Indenture.


                              (End of Article VI)

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

      Section 7.1. Events of Default. Each of the following shall be an Event of
Default:

            (a) The Borrower shall fail to observe and perform any agreement, term or condition contained in this Agreement other than as described in subparagraph (c) or (d) below, and the continuation of such failure for a period of 30 days after notice thereof shall have been given to the Borrower by the Issuer or the Trustee, or for such longer period as the Issuer and the Trustee may agree to in writing; provided, that if the failure is other than the payment of money and is of such nature that it can be corrected but not within the applicable period, that failure shall not constitute an Event of Default so long as the Borrower institutes curative action within the applicable period and diligently pursues that action to completion;

            (b) The Borrower shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws, as now or hereafter in effect; (iii) commence a proceeding under any other federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for 90 days; (iv) make an assignment for the benefit of creditors; or (v) have a receiver or trustee appointed for it or for the whole or any substantial part of its property;

            (c) The Borrower shall be three months delinquent in the required payment under the Note; and

            (d) The Borrower shall be delinquent in payments under the Note on any Interest Payment Date.

      Notwithstanding the foregoing, if, by reason of Force Majeure, the Borrower is unable to perform or observe any agreement, term or condition hereof which would give rise to an Event of Default under subsection (a) hereof, the Borrower shall not be deemed in default during the continuance of such inability. However, the Borrower shall promptly give notice to the Trustee and the Issuer of the existence of an event of Force Majeure and shall use its best efforts to remove the effects thereof; provided that the settlement of strikes or other industrial disturbances shall be entirely within the Borrower's discretion.

      The term Force Majeure shall mean, without limitation, the following:

            (i) acts of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the

      United States of America or of the State or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; civil disturbances; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; tornados; storms; droughts; floods; arrests; restraint of government and people; explosions; breakage, malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies or transportation; or

            (ii) any cause, circumstance or event not reasonably within the control of the Borrower.

      The declaration of an Event of Default under subsection (b) above, and the exercise of remedies upon any such declaration, shall be subject to any applicable limitations of federal bankruptcy law affecting or precluding that declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings.

      Section 7.2. Remedies on Default. (a) The Issuer may pursue the following remedies whenever there exists an Event of Default:

            (i) The Issuer may declare all Loan Payments and the Note to be immediately due and payable;

            (ii) The Issuer may have access to, inspect, examine and make copies of the books, records, accounts and financial data of the Borrower pertaining to the Project; and

            (iii) The Issuer may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or the Note or to enforce the performance and observance of any other obligation or agreement of the Borrower under those instruments.

Amounts collected by the Issuer pursuant to this paragraph shall be applied first to redeem the Bonds pursuant to Section 6.2(b) hereof or, if payment of the Bonds has been accelerated, pursuant to Section 7.03 of the Indenture. Any amounts collected in excess of the amount necessary to either redeem or accelerate the payment of the Bonds shall be retained by the Issuer.

      (b) The Trustee may pursue the following remedies:

            (i) If there is an Event of Default pursuant to Section 7.01(a) or
      (b) of the Indenture, or an acceleration in the payment of the Bonds pursuant to an Event of Default under Section 7.01(c) of the Indenture, the Trustee shall declare all Loan Payments and the Note to be immediately due and payable, and may pursue all remedies now or hereafter existing at law or in equity to collect such amounts then due and payable under this Agreement and the Note;

            (ii) If the Borrower commits an Event of Default under Section 7.1(a) hereof, the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or the Note and to enforce the performance and observance of any other obligation or agreement of the Borrower under those instruments; or

            (iii) If the Borrower commits an Event of Default under Section 7.1(a) hereof, the Trustee will be granted access to, inspect, examine and make copies of the books, records, accounts and financial data of the Borrower pertaining to the Project.

Subject to the rights of the Trustee to receive the payment of its costs and expenses incurred in connection with an acceleration in the payment of the Bonds, any amounts collected by the Trustee pursuant to this paragraph shall be applied first to the payment of the Bonds. Any amounts collected by the Trustee in excess of the amount necessary to pay the Bonds shall be paid to the Issuer.

      (c) Notwithstanding the foregoing, the Issuer and the Trustee shall not be obligated to take any step which in their opinion will or might cause them to expend time or money or otherwise incur liability unless and until a satisfactory indemnity bond has been furnished to the Issuer and the Trustee at no cost or expense to the Issuer or the Trustee.

      The provisions of this section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made relating to the Loan Payments and the Note and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon.

      Section 7.3. No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, the Letter of Credit or the Note, or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein.

      Section 7.4. Agreement to Pay Attorneys' Fees and Expenses. If an Event of Default should occur and the Issuer or the Trustee should incur Ordinary and Extraordinary Fees and Expenses, including attorneys' fees, in connection with the enforcement of this Agreement, the Letter of Credit or the Note or the collection of sums due thereunder, the Borrower shall reimburse the Issuer and the Trustee, as applicable, for the Ordinary and Extraordinary Fees and Expenses so incurred upon demand.

      Section 7.5. No Waiver. No failure by the Issuer or the Trustee to insist upon the strict performance by the Borrower of any provision hereof shall constitute a waiver of their right to strict performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Borrower to observe or comply with any provision hereof.

      Section 7.6. Remedies Subject to Bank's Direction. Except in the case of an Event of Default pursuant to Section 7.01(a), (b), (e) (f) or (g) of the Indenture, the Bank shall have the right to direct the remedies to be exercised by the Trustee, whether under Article VII of this Agreement or under Article VII of the Indenture. Whenever in the Indenture any action or omission to act by the Trustee or Holders is subject to the consent of the Bank or is to be directed by the Bank, the Bank agrees for the benefit of the Holders that it will act in good faith and will not unreasonably withhold its consent.

      Section 7.7. Retained Rights of Issuer. Notwithstanding the provisions of the Indenture, this Agreement and the Note, the Issuer does hereby retain the non-exclusive right to enforce the payment of Loan Payments by the Borrower, which includes the right to enforce the obligation of the Borrower to maintain the Debt Service Reserve Fund as Fully Funded and the reimbursement obligations therefor, as set forth in the Indenture.


                              (End of Article VII)

                                  ARTICLE VIII

                                 MISCELLANEOUS

      Section 8.1. Term of Agreement. This Agreement shall be and remain in full force and effect from the date of initial delivery of the Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Borrower under this Agreement and the Note shall have been paid, except for obligations of the Borrower under Sections 3.4, 4.2 and 5.3 hereof, which shall survive any termination of this Agreement.

      Section 8.2. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by first class mail, postage prepaid, and addressed to the appropriate Notice Address. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Borrower, the Bank, or the Trustee shall also he given to the others. The Borrower, the Issuer, the Bank and the Trustee, by notice given hereunder, may designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

      Section 8.3. Extent of Covenants of the Issuer: No Personal Liability. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, officer, agent or employee of the Issuer in other than his official capacity, and neither the members of the Board of Directors of the Issuer nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture.

      Section 8.4. Binding Effect. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Borrower and their respective successors and assigns; provided that this Agreement may not be assigned by the Borrower (except in connection with a sale, lease or grant of use pursuant to Section 5.2 hereof) and may not be assigned by the Issuer except to the Trustee pursuant to the Indenture or as otherwise may be necessary to enforce or secure payment of Bond Service Charges. This Agreement may be enforced only by the parties, their assignees and others who may, by law, stand in their respective places.

      Section 8.5. Amendments and Supplements. Except as otherwise expressly provided in this Agreement, the Note or the Indenture, subsequent to the issuance of the Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement or the Note may not be effectively amended, changed, modified, altered or terminated except in accordance with the applicable provisions of Article XI of the Indenture.

      Section 8.6. Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

      Section 8.7. Severability. If any provision of this Agreement, or any covenant, obligation or agreement contained herein, is determined by a court of competent jurisdiction to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

      Section 8.8. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.


                             (End of Article VIII)

      IN WITNESS WHEREOF, the Issuer and the Borrower have caused this Agreement to be duly executed in their respective names, all as of the date first above written.

                                        INDIANA DEVELOPMENT FINANCE
                                        AUTHORITY


                                        By: /s/ William H. King
                                           -----------------------------------
                                           William H. King, Vice Chairman



(SEAL)

Attest:



/s/ Thomas L. New
--------------------------------
Thomas L. New, Secretary-Manager

                                        STEEL DYNAMICS, INC.



                                        By: /s/ Tracy Shellabarger
                                           --------------------------------
                                           Vice President